BROWN ADVISORY FUNDS

Brown Advisory Sustainable Bond Fund
 (the “Fund”)

Institutional Shares (BAISX)
Investor Shares (BASBX)
Advisor Shares (Not Available for Sale)

Supplement dated February 27, 2019
to the Summary Prospectus and Prospectus dated October 31, 2018

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1. Portfolio Managers for the Fund

Effective as of March 1, 2019, Thomas D.D. Graff, CFA, and Amy Hauter, CFA, will serve as portfolio managers of the Fund and each retain equal decision-making authority in the day-to-day management of the Fund’s portfolio.  Prior to that date, Mr. Graff served as portfolio manager of the Fund and Ms. Hauter had served as associate portfolio manager of the Fund. Mr. Graff’s and Ms. Hauter’s tenure on the Fund dates to its inception in 2017.

Investors should retain this supplement for future reference